Exhibit 31.4

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO
SECURITIES EXCHANGE ACT OF 1934 RULES 13a-14(a) AND 15d-14(a)
AS ADOPTED PURSUANT TO §302 OF THE SARBANES-OXLEY ACT OF 2002

I, Gregory Weaver, certify that:

1.	I have reviewed this Amendment No.1 to the Annual Report on Form 10-K/A of Celsion Corporation;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

April 30, 2013	/s/ Greg Weaver
Gregory Weaver
Senior Vice President and Chief Financial Officer